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MFS [RegTM] VARIABLE INSURANCE TRUST(SM)
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                                                                      Prospectus
     M A Y 1 , 2 0 0 1

                                                                   Initial Class

     MFS[RegTM] TOTAL RETURN SERIES
     MFS[RegTM] GLOBAL GOVERNMENTS SERIES

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This Prospectus describes two series of the MFS Variable Insurance Trust (referred to as the trust):

 1. MFS Total Return Series seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income (referred to as the Total Return Series).

 2. MFS Global Governments Series seeks income and capital appreciation (referred to as the Global Governments Series).

The Securities and Exchange Commission has not approved or disapproved the series' shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

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TABLE OF CONTENTS
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                                                                     Page
I     Expense Summary ............................................    (1)

II    Risk Return Summary ........................................    (2)

       1. Total Return Series ....................................    (2)

       2. Global Governments Series ..............................    (6)

III   Certain Investment Strategies and Risks ....................   (10)

IV    Management of the Series ...................................   (10)

V     Description of Shares ......................................   (11)

VI    Other Information ..........................................   (11)

VII   Financial Highlights .......................................   (12)

      Appendix A -- Investment Techniques and Practices ..........   (A-1)

     The trust offers shares of its 15 series to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts and to qualified pension and retirement plans. Each of these series is managed by Massachusetts Financial Services Company (referred to as MFS or the adviser). Two of these are described below.

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I EXPENSE SUMMARY
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(>)  Expense Table

     This table describes the fees and expenses that you may pay when you hold initial class shares of each series. These fees and expenses do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

     Annual Series Operating Expenses (expenses that are deducted from a series' assets):

                                                         Total           Global
                                                        Return         Governments
                                                        Series           Series
                                                        ------         -----------
   Management Fee .................................       0.75%            0.75%
   Other Expenses(1) ..............................       0.15%            0.32%
                                                          ----            -----
   Total Annual Series Operating Expenses .........       0.90%            1.07%
    Expense Reimbursement .........................        N/A            (0.16)%(2)
                                                          ----            -----
    Net Expenses(1) ...............................       0.90%            0.91%

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     (1) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal:
         0.89% for Total Return Series       0.90% for Global Governments Series

     (2) MFS has contractually agreed, subject to reimbursement, to bear expenses for the Global Governments Series such that the series' "Other Expenses" (after taking into account the expense offset arrangement described above), does not exceed 0.15% of the average daily net assets of the series during the current fiscal year.

(>)  Example of Expenses--Initial Class

     These examples are intended to help you compare the cost of investing in the series with the cost of investing in other mutual funds. These examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a series may be made.

     The examples assume that:

     o You invest $10,000 in the series for the time periods indicated and you redeem your shares at the end of the time periods;

     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The series' operating expenses remain the same, except that the series' total operating expenses are assumed to be the series' "Net Expenses" for the first year, and the series' "Total Annual Series Operating Expenses" for subsequent years (see the expense table above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                               Period
                                -------------------------------------
Series                          1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------------------
   Total Return Series             $92      $287      $498     $1,108
---------------------------------------------------------------------
   Global Governments Series        93       324       575      1,291
---------------------------------------------------------------------

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II RISK RETURN SUMMARY
----------------------

     Investment strategies which are common to all series are described under the caption "Certain Investment Strategies."

     1: Total Return Series
     ..........................................................................

(>)  Investment Objectives

     The series' main investment objective is to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital. Its secondary objective is to provide reasonable opportunity for growth of capital and income. These objectives may be changed without shareholder approval.

(>)  Principal Investment Policies

     The series is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the series invests:

     o at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stock; bonds, warrants or rights convertible into stock; and depositary receipts for those securities, and

     o at least 25% of its net assets in non-convertible fixed income securities.

     The series may vary the percentage of its assets invested in any one type of security (within the limits described above) in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

     Consistent with the series' principal investment policies the series may invest in foreign securities, and may have exposure to foreign currencies through its investment in these securities.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

     Equity Investments. While the series may invest in all types of equity securities, MFS generally seeks to purchase for the series equity securities, such as common stocks, preferred stocks, convertible securities and depositary receipts, of companies that MFS believes are undervalued in the market relative to their long-term potential. The equity securities of these companies may be undervalued because:

     o they are viewed by MFS as being temporarily out of favor in the market due to

         > a decline in the market,

         > poor economic conditions,

         > developments that have affected or may affect the issuer of the securities or the issuer's industry, or

     o the market has overlooked them.

     Undervalued equity securities generally have low price-to-book, price-to-sales and/or price-to-earnings ratios. The series focuses on undervalued equity securities issued by companies with relatively large market capitalizations (i.e., market capitalizations of $5 billion or more).

     As noted above, the series' investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

     o a fixed income stream, and

     o the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the series) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the series' portfolio manager and MFS' large group of equity research analysts.

     Fixed Income Investments. The series invests in securities which pay a fixed interest rate, which include:

     o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities,

     o mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables. These investments entitle the series to a share of the principal and interest payments made on the underlying mortgage, car loan, or credit card. For example, if the series invests in a pool that includes your mortgage loan, a share of the principal and interest payments on your mortgage would pass to the series, and

     o corporate bonds, which are bonds or other debt obligations issued by corporations or other similar entities.

     In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed-income oriented series (including the fixed-income portion of the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed-income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

(>)  Principal Risks of an Investment

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     o Allocation Risk: The series will allocate its investments between equity and fixed income securities, and among various segments of the fixed income markets, based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         > Foreign markets may be less liquid and more volatile than U.S.
           markets.

         > Foreign securities often trade in currencies other than the U.S.
           dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     o Market Risk: This is the risk that the price of a security held by the series will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Undervalued Securities Risk: Prices of securities react to the economic condition of the company that issued the security. The series' equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. MFS will invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise or may fall.

     o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     o Convertible Securities Risk: Convertible securities, like fixed income securities, tend to increase in value when interest rates decline and decrease in value when interest rates rise. The market value of a convertible security also tends to increase as the market value of the underlying stock rises and decrease as the market value of the underlying stock declines.

     o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

     o Mortgage-Backed and Asset-Backed Securities:

         > Maturity Risk:

           [DAGGER] Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                      + When interest rates fall, homeowners are more likely to
                        prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                      + When interest rates rise, homeowners are less likely to
                        prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

           [DAGGER] Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

           [DAGGER] Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

         > Credit Risk: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

     o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

     o As with any mutual fund, you could lose money on your investment in the series.

     An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(>)  Bar Chart and Performance Table

     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of one or more broad measures of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

     Bar Chart

     The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

[START BAR CHART]

 1996      1997      1998     1999      2000
14.37%    21.30%    12.33%    3.08%    16.02%

[END BAR CHART]

       During the period shown in the bar chart, the highest quarterly return was 9.86% (for the calendar quarter ended June 30, 1997) and the lowest quarterly return was (4.64)% (for the calendar quarter ended September 30, 1999).

     Performance Table

     This table shows how the average annual total returns of the series' shares compares to broad measures of market performance and various other market indicators and assumes the reinvestment of distributions.

     Average Annual Total Returns as of December 31, 2000
     .........................................................................

                                                                1 Year             5 Year           Life*
----------------------------------------------------------------------------------------------------------
   Total Return Series--Initial Class                            16.02%            13.26%           15.52%
----------------------------------------------------------------------------------------------------------
   Standard & Poor's 500 Composite Stock Index**+               (9.11)%            18.33%           21.34%
----------------------------------------------------------------------------------------------------------
   Lehman Brothers Government/Corporate Bond Index**++           11.85%             6.24%            8.30%
----------------------------------------------------------------------------------------------------------

     ---------

     * Series performance figures are for the period from the commencement of the series' investment operations, January 3, 1995, through December 31, 2000. Index returns are from January 1, 1995.

     **  Source: Standard & Poor's Micropal, Inc.

     + The Standard & Poor's 500 Composite Stock Index is a broad-based, unmanaged index of common stock total return performance. It is comprised of 500 widely held common stocks listed on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX) and over-the-counter
         (OTC) market.

     ++ The Lehman Brothers Government/Corporate Bond Index is a broad-based, unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and government-agency securities (excluding mortgage-backed securities) and of all publicly issued fixed-rate, nonconvertible, investment-grade domestic corporate debt.

(>)  Portfolio Manager

     David M. Calabro, a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1992. Mr. Calabro is the head of the series' portfolio management team and has been a manager of the equity portion of the series' portfolio since 1995. Constantinos G. Mokas, a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1990. Mr. Mokas is a manager of the equity portion of the portfolio, and has been a portfolio manager of the series since 1998. Lisa B. Nurme, a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1987. Ms. Nurme is a manager of the equity portion of the portfolio, and has been a portfolio manager of the series since 1995. Kenneth J. Enright, a Senior Vice President of MFS, has been employed in the investment management area of the adviser since 1986. Mr. Enright is a manager of the equity portion of the portfolio, and has been a portfolio manager of the series since 1999. David S. Kennedy, a Senior Vice President, has been employed in the investment management area of the adviser since June 28, 2000. Mr. Kennedy is a manager of the fixed income portion of the series, and is a portfolio manager of the series effective September 1, 2000. Prior to joining MFS, Mr. Kennedy had been a fixed income portfolio manager and research analyst with Harbor Capital Management Company.

     2: Global Governments Series
     ..........................................................................

(>)  Investment Objective

     The series' investment objective is to provide income and capital appreciation. This objective may be changed without shareholder approval. Prior to May 1, 1999, the series' investment objective was to seek not only preservation but also growth of capital, together with moderate current income.

(>)  Principal Investment Policies

     The series invests, under normal market conditions, at least 65% of its total assets in:

     o U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed or supported by, the U.S. government or one of its agencies or instrumentalities (including mortgage-backed securities), and

     o foreign government securities, which are bonds or other debt obligations issued by foreign governments, including emerging market governments; these foreign government securities are either:

         > issued, guaranteed or supported as to payment of principal and interest by foreign governments, foreign government agencies, foreign semi-governmental entities, or supra-national entities,

         > interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities, or

         > Brady Bonds, which are long-term bonds issued as part of a restructuring of defaulted commercial loans to emerging market countries.

     The series may also invest in:

     o corporate bonds, which are bonds or other debt obligations issued by domestic or foreign (including emerging market) corporations or other similar entities; the series may invest in:

         > investment grade bonds, which are bonds assigned higher credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to higher rated bonds,

         > lower rated bonds, commonly known as junk bonds, which are bonds assigned lower credit ratings by credit rating agencies or which are unrated and considered by MFS to be comparable to lower rated bonds, and

         > crossover bonds, which are junk bonds that MFS expects will appreciate in value due to an anticipated upgrade in the issuer's credit rating (thereby crossing over into investment grade bonds), and

     o mortgage-backed and asset-backed securities, which represent interests in a pool of assets such as mortgage loans, car loan receivables, or credit card receivables.

     The series is a non-diversified mutual fund. This means that the series may invest a relatively high percentage of its assets in a small number of issuers. The series may invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries.

     In selecting fixed income investments for the series, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the series) as a tool in making or adjusting a series' asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

     The series may invest in derivative securities. Derivatives are securities whose value may be based on other securities, currencies, interest rates, or indices. Derivatives include:

     o futures and forward contracts,

     o options on futures contracts, foreign currencies, securities and bond indices,

     o structured notes and indexed securities, and

     o swaps, caps, floors and collars.

     The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies.

(>)  Principal Risks of an Investment

     The principal risks of investing in the series and the circumstances reasonably likely to cause the value of your investment in the series to decline are described below. The share price of the series generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the series to decline, and which could prevent the series from achieving its objective, that are not described here.

     The principal risks of investing in the series are:

     o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

         > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

         > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

         > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

         > Foreign markets may be less liquid and more volatile than U.S.
           markets.

         > Foreign securities often trade in currencies other than the U.S.
           dollar, and the series may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the series to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the series' foreign currency holdings. By entering into forward foreign currency exchange contracts, the series may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the series may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the series enters into the contract may fail to perform its obligations to the series.

     o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

     o Allocation Risk: The series will allocate its investments among various segments of the fixed income markets based upon judgments made by MFS. The series could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

     o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the series' portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the series' portfolio will generally rise.

     o Maturity Risk: Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the series' fixed income investments will affect the volatility of the series' share price.

     o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     o Liquidity Risk: The fixed income securities purchased by the series may be traded in the over-the-counter market rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the series' performance.

     o Junk Bond Risk:

         > Higher Credit Risk: Junk bonds (including crossover bonds) are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

         > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

     o Mortgage and Asset-Backed Securities:

         > Maturity Risk:

           [DAGGER] Mortgage-Backed Securities: A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates rise or fall.

                      + When interest rates fall, homeowners are more likely to
                        prepay their mortgage loans. An increased rate of prepayments on the series' mortgage-backed securities will result in an unforeseen loss of interest income to the series as the series may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the price of mortgage-backed securities does not increase as much as other fixed income securities when interest rates fall.

                      + When interest rates rise, homeowners are less likely to
                        prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

           [DAGGER] Collateralized Mortgage Obligations: The series may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the series may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

           [DAGGER] Asset-Backed Securities: Asset-backed securities have prepayment risks similar to mortgage-backed securities.

         > Credit Risk: As with any fixed income security, mortgage-backed and asset-backed securities are subject to the risk that the issuer will default on principal and interest payments. It may be difficult to enforce rights against the assets underlying mortgage-backed and asset-backed securities in the case of default. The U.S. government or its agencies may guarantee the payment of principal and interest on some mortgage-backed securities. Mortgage-backed securities and asset-backed securities issued by private lending institutions or other financial intermediaries may be supported by insurance or other forms of guarantees.

     o Derivatives Risk:

         > Hedging Risk: When a derivative is used as a hedge against an opposite position that the series also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

         > Correlation Risk: When the series uses derivatives to hedge, it takes the risk that changes in the value of the derivative will not match those of the asset being hedged. Incomplete correlation can result in unanticipated losses.

         > Investment Risk: When the series uses derivatives as an investment vehicle to gain market exposure, rather than for hedging purposes, any loss on the derivative investment will not be offset by gains on another hedged investment. The series is therefore directly exposed to the risks of that derivative. Gains or losses from derivative investments may be substantially greater than the derivative's original cost.

         > Availability Risk: Derivatives may not be available to the series upon acceptable terms. As a result, the series may be unable to use derivatives for hedging or other purposes.

         > Credit Risk: When the series uses derivatives, it is subject to the risk that the other party to the agreement will not be able to perform.

     o Non-Diversified Status Risk: Because the series may invest a higher percentage of its assets in a small number of issuers, the series is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     o Investment Focus Risk: Because the series may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries, economic, political and social conditions in these countries will have a significant impact on its investment performance.

     o Active or Frequent Trading Risk: The series has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

     o As with any mutual fund, you could lose money on your investment in the series.

     An investment in the series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(>)  Bar Chart and Performance Table

     The bar chart and performance table below are intended to indicate some of the risks of investing in the series by showing changes in the series' performance over time. The performance table also shows how the series performance over time compares with that of a broad measure of market performance. The chart and table provide past performance information based on calendar year periods. The series' past performance does not necessarily indicate how the series will perform in the future. The returns shown do not reflect fees and charges imposed under the variable annuity and life insurance contracts through which an investment may be made. If these fees and charges were included, they would reduce these returns.

     Bar Chart

     The bar chart shows changes in the annual total returns of the series' initial class, assuming the reinvestment of distributions.

[START BAR CHART]

 1995    1996      1997      1998      1999      2000
14.38%   4.03%    (1.13)%    7.90%    (2.50)%    4.90%

[END BAR CHART]

       During the period shown in the bar chart, the highest quarterly return was 8.35% (for the calendar quarter ended March 31, 1995) and the lowest quarterly return was (3.21)% (for the calendar quarter ended March 31, 1997).

     Performance Table

     This table shows how the average annual total returns of the series' shares compares to a broad measure of market performance and assumes the reinvestment of distributions.

     Average Annual Total Returns as of December 31, 2000
     .........................................................................

                                                         1 Year          5 Year          Life*
-----------------------------------------------------------------------------------------------
   Global Governments Series--Initial Class               4.90%           2.57%           4.19%
-----------------------------------------------------------------------------------------------
   J.P. Morgan Global Government Bond Index#**            2.34%           3.47%           5.86%
-----------------------------------------------------------------------------------------------

     ---------

     * Series performance figures are for the period from the commencement of the series' investment operations, June 14, 1994, through December 31, 2000. Index returns are from June 1, 1994.

     ** The J.P. Morgan Global Government Bond Index is a broad-based, aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

     #   Source: Standard & Poor's Micropal, Inc.

(>)  Portfolio Manager

     James T. Swanson is the portfolio manager of the series. Mr. Swanson, a Senior Vice President of the Adviser, has been employed in the investment management area of the Adviser since 1985 and has been the series' portfolio manager since August 1, 1998.

-------------------------------------------
III CERTAIN INVESTMENT STRATEGIES AND RISKS
-------------------------------------------

(>)  Further Information on Investment Strategies and Risks

     Each series may invest in various types of securities and engage in various investment techniques and practices which are not the principal focus of the series and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a series may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this Prospectus, and are discussed, together with their risks, in the trust's Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (see back cover for address and phone number).

(>)  Temporary Defensive Policies

     Each series may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a series invests defensively, it may not be able to pursue its investment objective. A series defensive investment position may not be effective in protecting its value.

(>)  Active or Frequent Trading

     Each series may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the series' performance.

---------------------------
IV MANAGEMENT OF THE SERIES
---------------------------

(>)  Investment Adviser

     Massachusetts Financial Services Company (referred to as MFS or the adviser) is the investment adviser to each series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $141 billion as of December 31, 2000. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

     MFS provides investment management and related administrative services and facilities to each series, including portfolio management and trade execution. For these services, each series pays MFS an annual management fee as set forth in the Expense Summary.

     MFS or its affiliates generally pay an administrative service fee to insurance companies which use the series as underlying investment vehicles for their variable annuity and variable life insurance contracts based upon the aggregate net assets of the series attributable to these contracts. These fees are not paid by the series, their shareholders, or by the contract holders.

(>)  Administrator

     MFS provides each series with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by each series for a portion of the costs it incurs in providing these services.

(>)  Distributor

     MFS Fund Distributors, Inc. (referred to as MFD), a wholly owned subsidiary of MFS, is the distributor of shares of the series.

(>)  Shareholder Servicing Agent

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for each series, for which it receives compensation from each series.

-----------------------
V DESCRIPTION OF SHARES
-----------------------

     The trust offers two classes of shares--initial class shares and service class shares (except Limited Maturity Series and Money Market Series only offer initial class shares). Initial class shares are offered through this prospectus. Service class shares, which bear a Rule 12b-1 distribution fee, are available through a separate prospectus supplement. These shares are offered to separate accounts established by insurance companies in order to serve as investment vehicles for variable annuity and variable life insurance contracts. The trust also offers shares of each of its series to qualified pension and retirement plans. All purchases, redemptions and exchanges of shares are made through these insurance company separate accounts and plans, which are the record owner of the shares. Contract holders and plan beneficiaries seeking to purchase, redeem or exchange interests in the trust's shares should consult with the insurance company which issued their contracts or their plan sponsor.

--------------------
VI OTHER INFORMATION
--------------------

(>)  Pricing of Series' Shares

     The price of each series' shares is based on its net asset value. The net asset value of each series' shares is determined at the close of regular trading each day that the New York Stock Exchange is open for trading (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series values its assets at current market values, or at fair value as determined by the Adviser under the direction of the Board of Trustees that oversees the series if current market values are unavailable. Fair value pricing may be used by a series when current market values are unavailable or when an event occurs after the close of the exchange on which the series' portfolio securities are principally traded that is likely to have changed the value of the securities. The use of fair value pricing by a series may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using current market values.

     Insurance companies and plan sponsors are the designees of the trust for receipt of purchase, exchange and redemption orders from contractholders and plan beneficiaries. An order submitted to the trust's designee by the valuation time will receive the net asset value next calculated; provided that the trust receives notice of the order generally by 9:30 a.m. eastern time on the next day on which the New York Stock Exchange is open for trading.

     Certain series invest in securities which are primarily listed on foreign exchanges that trade on weekends and other days when the series does not price its shares. Therefore, the value of these series' shares may change on days when you will not be able to purchase or redeem their shares.

(>)  Distributions

     Each series intends to pay substantially all of its net income (including any realized net capital and net foreign currency gains) to shareholders as dividends at least annually.

(>)  Tax Considerations

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a series may have on your tax situation. Each series of the trust is treated as a separate corporation for federal tax purposes. As long as a series qualifies for treatment as a regulated investment company (which each series has done in the past and intends to do in the future), it pays no federal income tax on the earnings and net realized gains it distributes to shareholders. In addition, each series also intends to continue to diversify its assets to satisfy the federal diversification tax rules applicable to separate accounts that fund variable insurance and annuity contracts.

     Shares of the series are offered to insurance company separate accounts and to qualified retirement and pension plans. You should consult with the insurance company that issued your contract or your plan sponsor to understand the federal tax treatment of your investment.

(>)  Right to Reject or Restrict Purchase and Exchange Orders

     Purchases and exchanges should be made for investment purposes only. Each series reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one series and to purchase shares of another series, the series consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the series reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a series determines that the level of exchanges on any day may be harmful to its remaining shareholders, the series may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming series.

(>)  Excessive Trading Practices

     The series do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm series' performance. As noted above, each series reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the series and their shareholders, the series will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the series, has been or may be disruptive to a series. In making this judgment, the series may consider trading done in multiple accounts under common ownership or control.

(>)  In-kind Distributions

     The series have reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the series makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash, and the securities may increase or decrease in value until you sell them. The series do not expect to make in-kind distributions.

(>)  Unique Nature of Series

     MFS may serve as the investment adviser to other funds which have investment goals and principal investment policies and risks similar to those of the series, and which may be managed by the series' portfolio manager(s). While a series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a series and these similar products, including differences in sales charges, expense ratios and cash flows.

(>)  Potential Conflicts

     Shares of the series are offered to the separate accounts of insurance companies that may be affiliated or unaffiliated with MFS and each other ("shared funding") and may serve as the underlying investments for both variable annuity and variable life insurance contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The trust currently does not foresee any such conflict. Nevertheless, the board of trustees which oversees the series intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more separate accounts of the insurance companies might be required to withdraw its investments in one or more series. This might force a series to sell securities at disadvantageous prices.

------------------------
VII FINANCIAL HIGHLIGHTS
------------------------

     The financial highlights table is intended to help you understand the series' financial performance for the past five years, or, if a series has not been in operation that long, since the time it commenced investment operations. Certain information reflects financial results for a single series' share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a series (assuming reinvestment of all distributions). This information has been audited by the trust's independent auditors, whose report, together with the trust's financial statements, are included in the trust's Annual Report to shareholders. The series' Annual Report is available upon request by contacting MFSC (see back cover for address and telephone number). These financial statements are incorporated by reference into the SAI. The trust's independent auditors are Deloitte & Touche LLP.

     1. Total Return Series--Initial Class
     .........................................................................

                                                                                Year Ended December 31,
                                                               ---------------------------------------------------------
                                                                  2000        1999        1998         1997        1996
   ---------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout
    each period):
   Net asset value -- beginning of period ...................  $  17.75    $  18.12     $  16.63     $ 13.71    $ 12.25
                                                               --------    --------     --------     -------    -------
   Income from investment operations# --
    Net investment income[sec] ..............................  $   0.61    $   0.53     $   0.53     $  0.52    $ 0.46
    Net realized and unrealized gain on investments and
     foreign currency .......................................      2.10        0.05         1.49        2.40       1.30
                                                               --------    --------     --------     -------    -------
      Total from investment operations ......................  $   2.71    $   0.58     $   2.02     $  2.92    $  1.76
                                                               --------    --------     --------     -------    -------
   Less distributions declared to shareholders --
    From net investment income ..............................  $  (0.44)   $  (0.33)    $  (0.24)    $    --    $ (0.21)
    From net realized gain on investments and foreign
     currency transactions ..................................     (0.43)      (0.62)       (0.29)         --      (0.09)
                                                               --------    --------     --------     -------    -------
      Total distributions declared to shareholders ..........  $  (0.87)   $  (0.95)    $  (0.53)    $    --    $ (0.30)
                                                               --------    --------     --------     -------    -------
   Net asset value -- end of period .........................  $  19.59    $  17.75     $  18.12     $ 16.63    $ 13.71
                                                               --------    --------     --------     -------    -------
   Total return .............................................     16.02%       3.08%       12.33%      21.30%     14.37%
   Ratios (to average net assets)/Supplemental data[sec]:
    Expenses## ..............................................      0.90%       0.90%        1.00%       1.00%      1.00%
    Net investment income ...................................      3.40%       2.97%        3.05%       3.25%      3.59%
   Portfolio turnover .......................................        76%        112%         100%         93%        76%
   Net assets at end of period (000 Omitted) ................  $351,870    $256,128     $171,182     $75,612    $19,250
   [sec] Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to maintain the expenses of the series, exclusive of management fees, at not more than 0.25% of average daily net assets for certain of the periods indicated. To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
     Net investment income ..................................        --          --     $   0.54     $  0.52    $  0.32
     Ratios (to average net assets):
      Expenses## ............................................        --          --         0.91%       1.02%      2.10%
      Net investment income .................................        --          --         3.14%       3.23%      2.49%

     ---------

     +   Annualized.

     ++  Not annualized.

     # Per share data are based on average shares outstanding.

     ## Ratios do not reflect reductions from certain expense offset arrangements.

     2. Global Governments Series--Initial Class
     .........................................................................

                                                                                 Year Ended December 31,
                                                                -------------------------------------------------------
                                                                  2000        1999       1998        1997        1996
   --------------------------------------------------------------------------------------------------------------------
   Per share data (for a share outstanding throughout
    each period):
   Net asset value -- beginning of period ....................  $ 10.03     $ 10.88    $ 10.21     $ 10.58     $ 10.17
                                                                -------     -------    -------     -------     -------
   Income from investment operations# --
    Net investment income[sec] ...............................  $  0.61     $  0.54    $  0.53     $  0.61     $  0.60
                                                                -------     -------    -------     -------     -------
    Net realized and unrealized gain (loss) on investments
     and foreign currency ....................................    (0.15)      (0.80)      0.27       (0.73)      (0.19)
                                                                -------     -------    -------     -------     -------
      Total from investment operations .......................  $  0.46     $ (0.26)   $  0.80     $ (0.12)    $  0.41
                                                                -------     -------    -------     -------     -------
   Less distributions declared to shareholders --
    From net investment income ...............................  $ (0.48)    $ (0.59)   $ (0.13)    $ (0.17)    $    --
    From net realized gain on investments and foreign
     currency transactions ...................................       --          --         --       (0.08)         --
    In excess of net investment income .......................       --          --         --          --          --
    In excess of net realized gain on investments and
     foreign currency transactions ...........................       --          --         --          --+         --
    From paid-in capital .....................................       --          --         --          --          --
                                                                -------     -------    -------     -------     -------
      Total distributions declared to shareholders ...........  $ (0.48)    $ (0.59)   $ (0.13)    $ (0.25)    $    --
                                                                -------     -------    -------     -------     -------
   Net asset value -- end of period ..........................  $ 10.01     $ 10.03    $ 10.88      $ 10.21    $ 10.58
                                                                -------     -------    -------     -------     -------
   Total return ..............................................     4.90%      (2.50)%     7.90%      (1.13)%      4.03%
   Ratios (to average net assets)/Supplemental data[sec]:
    Expenses## ...............................................     0.96%       1.01%      1.01%       1.00%       1.00%
    Net investment income ....................................     6.21%       5.19%      5.11%       5.96%       5.84%
   Portfolio turnover ........................................       93%        128%       270%        335%        361%
   Net assets at end of year (000 Omitted) ...................  $50,782     $45,061    $45,966     $38,058     $26,023
   [sec] Subject to reimbursement by the series, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets.
         To the extent actual expenses were over/under this limitation, the net investment income per share and the ratios would have been:
     Net investment income ...................................  $  0.60     $  0.54    $  0.52     $  0.59     $  0.50
     Ratios (to average net assets):
      Expenses## .............................................     1.09%       1.05%      1.11%       1.15%       2.03%
      Net investment income ..................................     6.08%       5.15%      5.01%       5.81%       4.81%

     ---------

     #   Per share data are based on average shares outstanding.

     ## Ratios do not reflect reductions from certain expense offset arrangements.

     +   Per share amount was less than $0.01 per share.

-------------------                        -------------------------------------
A p p e n d i x   A                        T o t a l   R e t u r n   S e r i e s
-------------------                        -------------------------------------

(>)  Investment Techniques and Practices

     In pursuing its investment objective and investment policies, the Total Return Series may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   Symbols                                           [CHECKMARK] permitted                                          -- not permitted
------------------------------------------------------------------------------------------------------------------------------------
  Debt Securities                                                        Investment in Other Investment Companies
   Asset-Backed Securities                                                 Open-End Funds                              [CHECKMARK]
    Collateralized Mortgage Obligations and Multiclass                     Closed-End Funds                            [CHECKMARK]
      Pass-Through Securities                             [CHECKMARK]    Lending of Portfolio Securities               [CHECKMARK]
    Corporate Asset-Backed Securities                     [CHECKMARK]    Leveraging Transactions
    Mortgage Pass-Through Securities                      [CHECKMARK]     Bank Borrowings                              --*
    Stripped Mortgage-Backed Securities                   [CHECKMARK]     Mortgage "Dollar-Roll" Transactions          [CHECKMARK]**
   Corporate Securities                                   [CHECKMARK]     Reverse Repurchase Agreements                --*
   Loans and Other Direct Indebtedness                    [CHECKMARK]    Options
   Lower Rated Bonds                                      [CHECKMARK]     Options on Foreign Currencies                [CHECKMARK]
   Municipal Bonds                                        [CHECKMARK]     Options on Futures Contracts                 [CHECKMARK]
   Speculative Bonds                                      [CHECKMARK]     Options on Securities                        [CHECKMARK]
   U.S. Government Securities                             [CHECKMARK]     Options on Stock Indices                     [CHECKMARK]
   Variable and Floating Rate Obligations                 [CHECKMARK]     Reset Options                                [CHECKMARK]
   Zero Coupon Bonds, Deferred Interest Bonds and PIK                     "Yield Curve" Options                        [CHECKMARK]
    Bonds                                                 [CHECKMARK]    Repurchase Agreements                         [CHECKMARK]
  Equity Securities                                       [CHECKMARK]    Restricted Securities                         [CHECKMARK]
  Foreign Securities Exposure                                            Short Sales                                   --
   Brady Bonds                                            [CHECKMARK]    Short Sales Against the Box                   --
   Depositary Receipts                                    [CHECKMARK]    Short Term Instruments                        [CHECKMARK]
   Dollar-Denominated Foreign Debt Securities             [CHECKMARK]    Swaps and Related Derivative Instruments      [CHECKMARK]
   Emerging Markets                                       [CHECKMARK]    Temporary Borrowings                          [CHECKMARK]
   Foreign Securities                                     [CHECKMARK]    Temporary Defensive Positions                 [CHECKMARK]
  Forward Contracts                                       [CHECKMARK]    Warrants                                      [CHECKMARK]
  Futures Contracts                                       [CHECKMARK]    "When-Issued" Securities                      [CHECKMARK]
  Indexed Securities/Structured Products                  [CHECKMARK]
  Inverse Floating Rate Obligations                       [CHECKMARK]

      *  May be changed only with shareholder approval.

     ** The series will only enter into "covered" mortgage dollar-roll transactions, meaning that the series segregates liquid securities equal in value to the securities it will repurchase and does not use these transactions as a form of leverage.

-------------------            -------------------------------------------------
A p p e n d i x   A            G l o b a l   G o v e r n m e n t s   S e r i e s
-------------------            -------------------------------------------------

(>)  Investment Techniques and Practices

     In pursuing its investment objective and investment policies, the Global Governments Series may engage in the following principal and non principal investment techniques and practices. Investment techniques and practices which are the principal focus of the series are also described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

   Symbols                                           [CHECKMARK] permitted                                          -- not permitted
------------------------------------------------------------------------------------------------------------------------------------
  Debt Securities                                                        Investment in Other Investment Companies
   Asset-Backed Securities                                                Open-End Funds                               [CHECKMARK]
    Collateralized Mortgage Obligations and Multiclass                    Closed-End Funds                             [CHECKMARK]
      Pass-Through Securities                             [CHECKMARK]    Lending of Portfolio Securities               [CHECKMARK]
    Corporate Asset-Backed Securities                     [CHECKMARK]    Leveraging Transactions
    Mortgage Pass-Through Securities                      [CHECKMARK]     Bank Borrowings                              --*
    Stripped Mortgage-Backed Securities                   [CHECKMARK]     Mortgage "Dollar-Roll" Transactions          [CHECKMARK]**
   Corporate Securities                                   [CHECKMARK]     Reverse Repurchase Agreements                --*
   Loans and Other Direct Indebtedness                    [CHECKMARK]    Options
   Lower Rated Bonds                                      [CHECKMARK]     Options on Foreign Currencies                [CHECKMARK]
   Municipal Bonds                                        [CHECKMARK]     Options on Futures Contracts                 [CHECKMARK]
   Speculative Bonds                                      [CHECKMARK]     Options on Securities                        [CHECKMARK]
   U.S. Government Securities                             [CHECKMARK]     Options on Stock Indices                     [CHECKMARK]
   Variable and Floating Rate Obligations                 [CHECKMARK]     Reset Options                                [CHECKMARK]
   Zero Coupon Bonds, Deferred Interest Bonds and PIK                     "Yield Curve" Options                        [CHECKMARK]
    Bonds                                                 [CHECKMARK]    Repurchase Agreements                         [CHECKMARK]
  Equity Securities                                       --             Restricted Securities                         [CHECKMARK]
  Foreign Securities Exposure                                            Short Sales                                   --
   Brady Bonds                                            [CHECKMARK]    Short Sales Against the Box                   --
   Depositary Receipts                                    [CHECKMARK]    Short Term Instruments                        [CHECKMARK]
   Dollar-Denominated Foreign Debt Securities             [CHECKMARK]    Swaps and Related Derivative Instruments      [CHECKMARK]
   Emerging Markets                                       [CHECKMARK]    Temporary Borrowings                          [CHECKMARK]
   Foreign Securities                                     [CHECKMARK]    Temporary Defensive Positions                 [CHECKMARK]
  Forward Contracts                                       [CHECKMARK]    Warrants                                      [CHECKMARK]
  Futures Contracts                                       [CHECKMARK]    "When-Issued" Securities                      [CHECKMARK]
  Indexed Securities/Structured Products                  [CHECKMARK]
  Inverse Floating Rate Obligations                       [CHECKMARK]

      *  May be changed only with shareholder approval.

     ** The series will only enter into "covered" mortgage dollar-roll transactions, meaning that the series segregates liquid securities equal in value to the securities it will repurchase and does not use these transactions as a form of leverage.

MFS[RegTM] VARIABLE INSURANCE TRUST[SM]

If you want more information about the trust and its series, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the series' actual investments. Annual reports discuss the effect of recent market conditions and the series' investment strategy on the series' performance during their last fiscal year.

Statement of Additional Information (SAI). The SAI, dated May 1, 2001, provides more detailed information about the trust and its series and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the trust and its series, and make inquiries about the trust and its series, by contacting:

     MFS Service Center, Inc.
     2 Avenue de Lafayette
     Boston, MA 02111-1738
     Telephone: 1-800-343-2829, ext. 3500
     Internet: http://www.mfs.com

Information about the trust and its series (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

     Public Reference Room
     Securities and Exchange Commission
     Washington, D.C., 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the trust and its series are available on the EDGAR Databases on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section at the above address.

The trust's Investment Company Act file number is 811-8326














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